Exhibit 10.3
FIRST MODIFICATION TO CREDIT AGREEMENT
THIS FIRST MODIFICATION TO CREDIT AGREEMENT (this “Amendment”) dated as of January 7, 2014, by and among HEALTHCARE TRUST OF AMERICA HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), and the Lenders currently parties to the Credit Agreement referred to below.
WHEREAS, pursuant to the terms of that certain Credit Agreement, dated as of July 20, 2012 (the “Original Credit Agreement”), by and among the Borrower, the Administrative Agent and the financial institutions party thereto and their assignees under Section 13.6 thereof, the Administrative Agent and the Lenders made available to the Borrower a non-revolving credit facility in an initial amount of up to $155,000,000, on the terms and conditions contained therein.
WHEREAS, by this Amendment, the parties intend to modify and/or amend certain terms and provisions of the Original Credit Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) as more particularly described herein as of the date hereof.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1.    CONDITIONS PRECEDENT. The effectiveness of this Amendment and the obligations of Lenders’ hereunder are subject to the satisfaction of each and every one of the following conditions precedent to Administrative Agent’s satisfaction:
a)    Consummation of a modification to the Revolving Credit and Term Loan Agreement, dated as of March 29, 2012, by and among Healthcare Trust of America Holdings, LP, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other Lenders party thereto, as amended by Amendment No. 1, dated as of March 7, 2013, to incorporate the Capitalization Rate changes as outlined in Section 4(a) of this Amendment.
b)    Receipt and approval by Administrative Agent of an executed original of this Amendment and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Amendment.
c)    Reimbursement to Administrative Agent by Borrower of Administrative Agent's costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors, including, without limitation, reasonable attorneys' fees, documentation costs and charges, in each case, to the extent billed by Administrative Agent to Borrower on or prior to the date hereof.
d)    The representations and warranties contained in this Amendment are true and correct in all material respects.
e)    All payments due and owing to Lenders under the Credit Agreement have been paid current as of the date hereof.

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Section 2.    EFFECTIVE DATE. The date of this Amendment is for reference purposes only. The effective date of the obligations and amendments under this Amendment is January 7, 2014.
Section 3.    REPRESENTATIONS AND WARRANTIES. As a material inducement to Administrative Agent and Lenders for entering into this Amendment, Borrower represents and warrants to Administrative Agent and Lenders as of the date hereof that:
a)    Formation And Organizational Documents. Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower and all Guarantors. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.
b)    Full Force And Effect. The Credit Agreement and the other Loan Documents (collectively, the “Credit Documents”), as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; all necessary action to authorize the execution and delivery of this Amendment has been taken; and this Amendment is a modification of an existing obligation and is not a novation.
c)    No Default. No Default or Event of Default exists under any of the Credit Documents (as modified by this Amendment) and all representations and warranties herein and in the other Credit Documents are true and correct, and shall survive execution of this Amendment.
Section 4.    MODIFICATION OF CREDIT AGREEMENT. The Credit Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Credit Agreement:
a)    Section 1.1 – Capitalization Rate. The definition of “Capitalization Rate” in Section 1.1 of the Credit Agreement is hereby modified by reducing the rate for Medical Office/Office Properties to seven percent (7.0%) and reducing the rate for Other Properties to eight percent (8.0%).

Section 5.    NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Amendment shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.
Section 6.    MISCELLANEOUS PROVISIONS.
a)    No Waiver. No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Amendment shall constitute a waiver of any breach, default, or failure of condition under the Note, this Amendment or the obligations secured thereby. A waiver of any term of the Note, this Amendment or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver.

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b)    Severability. If any provision or obligation under this Amendment and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Amendment or any other Loan Document, or the right of collectability therefore, are declared to be or become invalid, illegal or unenforceable, Lender's obligations to make advances under the Loan Documents shall not be enforceable by Borrower.
c)    Governing Law and Consent to Jurisdiction. This Amendment and any claim, controversy or dispute arising under or related to this Amendment, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any conflicts of law principles, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of New York having proper venue and also consent to service of process by any means authorized by New York or federal law.
d)    Joint and Several Liability. The liability of all Loan Parties obligated in any manner hereunder and under any of the Loan Documents shall be joint and several.
e)    Headings. All article, section or other headings appearing in this Amendment and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Amendment and any of the other Loan Documents.
f)    Counterparts. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
g)    Defined Terms. Unless otherwise defined herein, each capitalized term used in this Amendment and not defined shall have the meaning given to such term in the Credit Agreement.
h)    Rules of Construction. The word "Borrower" as used herein shall include both the named Borrower and any other person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Credit Agreement. The term "person" as used herein shall include any individual, company, trust or other legal entity of any kind whatsoever. If this Amendment is executed by more than one person, the term "Borrower" shall include all such persons. The word "Administrative Agent" and “Lender” as used herein shall include each such parties respective, successors, assigns and affiliates.
i)    Use of Singular and Plural; Gender. When the identity of the parties or other circumstances make it appropriate, the singular number includes the plural, and the masculine gender includes the feminine and/or neuter.

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j)    Inconsistencies. In the event of any inconsistencies between the terms of this Amendment and the terms of any of the other Loan Documents, the terms of this Amendment shall prevail.
k)    Integration; Interpretation. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments (including this Amendment), renewals or extensions now or hereafter approved by Administrative Agent and, as required under the Credit Agreement, Requisite Lenders or Lenders, in writing.
[Signatures on Following Pages]

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IN WITNESS WHEREOF, the parties hereto have caused this First Modification to Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

HEALTHCARE TRUST OF AMERICA HOLDINGS, LP,
a Delaware limited partnership

By:    Healthcare Trust of America, Inc.,
its General Partner

By:    /s/ Kellie S. Pruitt
Name:     Kellie S. Pruitt
Title:     Chief Financial Officer

Acknowledged and Consented To:

GUARANTOR:

HEALTHCARE TRUST OF AMERICA, INC.,
a Maryland corporation

By:    /s/ Kellie S. Pruitt
Name:     Kellie S. Pruitt
Title:     Chief Financial Officer

[Signatures Continued on Next Page]

First Modification – Signature Page

Signature Page to First Modification to Credit Agreement with
Healthcare Trust of America Holdings, LP

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:    /s/ Dale Northup
Name:     Dale Northup
Title:     Senior Vice President

[Signatures Continued on Next Page]

First Modification – Signature Page

Signature Page to First Modification to Credit Agreement with
Healthcare Trust of America Holdings, LP

CAPITAL ONE, N.A.

By:    /s/ Ashish Tandon
Name:     Ashish Tandon
Title:     Vice President

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First Modification – Signature Page

Signature Page to First Modification to Credit Agreement with
Healthcare Trust of America Holdings, LP

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Tyler Lowry
Name:     Tyler Lowry
Title:     Vice President

First Modification – Signature Page